EXHIBIT 24

POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 2005.

/s/ James R. Barker
James R. Barker

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 2005.

/s/ Richard L. Carrión
Richard L. Carrión

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of March, 2005.

/s/ Robert W. Lane
Robert W. Lane

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 2005.

/s/  Sandra O. Moose
Sandra O. Moose

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 2005.

/s/  Joseph Neubauer
Joseph Neubauer

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 2005.

/s/  Thomas H. O’Brien
Thomas H. O’Brien

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 2005.

/s/  Hugh B. Price
Hugh B. Price

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 2005.

/s/  Ivan G. Seidenberg
Ivan G. Seidenberg

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 2005.

/s/  Walter V. Shipley
Walter V. Shipley

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 2005.

/s/  John R. Stafford
John R. Stafford

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, David H. Benson and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of March, 2005.

/s/  Robert D. Storey
Robert D. Storey

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, David H. Benson and Thomas A. Bartlett, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 2005.

/s/  Doreen A. Toben
Doreen A. Toben

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POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-8 (collectively, the “Registration Statement”) relating to up to 40,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Savings and Security Plan for Mid-Atlantic Associates, the Verizon Savings and Security Plan for New York and New England Associates, the Verizon Savings and Security Plan for West Region Hourly Employees and the Verizon Savings Plan for Management Employees;

     NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben and Thomas A. Bartlett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 2005.

/s/  David H. Benson
David H. Benson